EXHIBIT 10.14


              SYNERGOS, Inc. Authorization for Regulatory Contact

CLIENT:  ImmuneRegen Biosciences, Inc.

SYNERGOS, Inc. agrees to provide professional assistance, for a consideration as provided in a separate contract, and to contact and interact with the Food and Drug Administration on behalf of lmmuneRegen BioSciences, Inc.

This authorization designates the following individuals as authorized regulatory contacts on behalf of lmmuneRegen Biosciences, Inc.

               Jennifer L. Wike, Vice President, Clinical Affairs
                               jlw@synergosinc.com

                                       OR

                          Jaye Thompson, PhD, President
                               jlt@synergosinc.com

                                 SYNERGOS, lnc.
                        2202 Timberloch Place, Suite 230
                         The Woodlands, Texas 77380-1109
                               Tel: (281) 367-6655
                               Fax: (281) 367-9679

ImmuneRegen  Biosciences,  Inc.  requests that the Food and Drug  Administration
direct  all  communications  and  correspondence   with  regard  to  ImmuneRegen
Biosciences, Inc. directly to SYNERGOS, lnc.

Other Sponsor obligations transferred to SYNERGOS, Inc. are specified in the attached ''Transfer of Sponsor Obligations'' document.

ImmuneRegen BioSciences, Inc.                  SYNERGOS, Inc.


By: ___________________________                By: ________________________


Name: _________________________                Name: ______________________


Title: ________________________                Title: _____________________


Date: _________________________                Date: ______________________